UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2011

Berkshire Bancorp Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-13649 (Commission File Number)	94-2563513 (IRS Employer Identification No.)
160 Broadway, New York, New York 10038
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 791-5362

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On October 31, 2011, all 60,000 outstanding shares of the Company’s 8% Non-Cumulative Mandatorily Convertible Perpetual Series A Preferred Stock (the “Preferred Stock”) were mandatorily converted into 7,389,000 shares of the Common Stock, $.10 par value, of the Company (the “Common Stock”) at a conversion rate of 123.15 shares of Common Stock for each share of Preferred Stock converted, in accordance with the Certificate of Designation of the Preferred Stock.

The issuance of the foregoing shares of Common Stock was made pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERKSHIRE BANCORP INC.

By:	/s/ Steven Rosenberg
Steven Rosenberg
President

Dated: November 2, 2011